IntercontinentalExchange, Inc.

                                  Common Stock

                                 --------------

                             Underwriting Agreement

July 17, 2006
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
As representatives of the several Underwriters named in Schedule I hereto (the "Representatives"),
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
and
Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036


Ladies and Gentlemen:

     IntercontinentalExchange, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 25,000 shares of common stock, par value $0.01 per share, of the Company ("Common Stock"). Certain shareholders of the Company named in Schedule II hereto (the "Selling Shareholders") propose, subject to the terms and conditions stated herein, severally and not jointly, to sell to the Underwriters an aggregate of 7,975,000 shares of Common Stock, and, at the election of the Underwriters, up to 1,200,000 additional shares of Common Stock. The aggregate of 8,000,000 shares to be sold by the Company and the Selling Shareholders is herein called the "Firm Shares" and the aggregate of 1,200,000 additional shares to be sold by the Selling Shareholders is herein called the "Optional Shares". The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 of this Agreement are herein collectively called the "Shares".

     It is understood and agreed that Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated are joint book runners for the offering and any determination or other actions to be made under this Agreement by the Representatives shall require the concurrence of both Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated.

         1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

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          (i) A registration  statement on Form S-1 (File No.  333-135060)  (the
     "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, delivered to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b)
     Registration   Statement"),   filed  pursuant  to  Rule  462(b)  under  the
     Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the Preliminary Prospectus relating to the Shares that was included in the Registration Statement immediately prior to the Applicable Time (as defined
     in  Section   1(a)(iii)   hereof)  is   hereinafter   called  the  "Pricing
     Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 6(a) of this Agreement and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes
     effective,   are   hereinafter   collectively   called  the   "Registration
     Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"); and any "issuer free writing prospectus" as defined in Rule 433 under the Act relating to the Shares is hereinafter called an "Issuer Free Writing Prospectus";

          (ii) No order preventing or suspending the use of the Pricing Prospectus, dated July 14, 2006, or any Preliminary Prospectus dated subsequent thereto or any Issuer Free Writing Prospectus, has been issued by the Commission, and each such Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. and Morgan Stanley & Co.


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

     Incorporated expressly for use therein or by a Selling Shareholder expressly for use therein;

          (iii) For the purposes of this Agreement, the "Applicable Time" is 6:00 p.m. (Eastern time) on the date of this Agreement; the Pricing Prospectus, as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule IV hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by any Underwriter through Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated expressly for use therein;

          (iv) The Registration Statement conforms, and any further amendment to the Registration Statement will conform, as of the applicable effective date, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to each part of the Registration Statement, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus conforms, and any further amendments or supplements to the Prospectus will conform, as of the applicable filing date, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable filing date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated expressly for use therein or by a Selling Shareholder expressly for use therein;

          (v) Otherwise than as set forth or contemplated in the Pricing Prospectus, (A) neither the Company nor any of its subsidiaries has, since the date of the latest audited financial statements included in the Pricing Prospectus, sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; or incurred any material liability or


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

     obligation, direct or contingent, or entered into any material transaction not in the ordinary course of business; and (B) since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, business, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

          (vi) The Company and each of its subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property owned or leased by them, in each case free and clear of all liens, encumbrances, equities, claims and title defects (collectively, "Liens") that would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the current or future consolidated financial position, business, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole (a "Material Adverse Effect"), except as set forth or contemplated in the Pricing Prospectus; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not reasonably be expected to have, singularly or in the aggregate, a Material Adverse Effect and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

          (vii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to so qualify would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and each significant subsidiary of the Company as defined in Rule
     1-02 of Regulation S-X (the "Significant Subsidiaries") has been duly incorporated or organized and is validly existing in good standing (if applicable) under the laws of its jurisdiction of incorporation or organization;

          (viii) The Company has an authorized capitalization as set forth in the Pricing Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the capital stock contained in the Pricing Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company except ICE Futures Holdings Plc ("ICE Futures") have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all Liens except as set forth in the Pricing Prospectus; all of the


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

     issued shares of capital stock of ICE Futures (the "ICE Futures Stock") have been duly and validly authorized and issued and are fully paid and non-assessable, and, except as set forth in the Pricing Prospectus, the Company owns its shares of the ICE Futures Stock free and clear of all Liens; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire from the Company the Shares or any other shares of capital stock of the Company, except as set forth in the Pricing Prospectus; and there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, shares of Common Stock or any other class of shares or other equity or ownership interest of the Company, except as set forth or contemplated in the Pricing Prospectus;

          (ix) The Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Common Stock contained in the Prospectus;

          (x) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors' rights and remedies generally and by general equitable principles (whether considered in a proceeding in equity or at law), and except to the extent that rights to indemnity or contribution under this Agreement may be limited by applicable law;

          (xi) The issue and sale of the Shares to be sold by the Company and the compliance by the Company with all of the provisions of this Agreement and the consummation by the Company of the transactions herein contemplated, will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (B) result in any violation of the provisions of the certificate of incorporation or by-laws of the Company as in effect on the date hereof or (C) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, in the case of clause (A) or (C), as would not, individually or in the aggregate, have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares to be sold by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and such consents,


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

     approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or by the rules and regulations of the NASD in connection with the purchase and distribution of the Shares by the Underwriters;

          (xii) Neither the Company nor any of its Significant Subsidiaries (A) is in violation of its charter or by-laws (or other organizational document), (B) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets are subject or (C) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets is subject, except in the case of clause (B) or (C) as may be set forth or contemplated in the Prospectus or as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

          (xiii) Except as set forth or contemplated in the Pricing Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to register any securities with the Shares pursuant to the Registration Statement;

          (xiv) The statements set forth in the Pricing Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Common Stock, under the caption "Underwriting", insofar as they purport to describe the provisions of this Agreement and the lockup agreements described in Annex IV hereto, and under the caption "Certain United States Tax Consequences to Non-U.S. Holders of Common Stock", insofar as they purport to describe the provisions of the laws and tax consequences referred to therein, are accurate, complete and fair in all material respects;

          (xv) Other than as set forth or contemplated in the Pricing Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of the properties or assets of the Company or any of its subsidiaries is the subject which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to the knowledge of the Company, no such proceedings are threatened by governmental authorities or by others other than as set forth or contemplated in the Prospectus

          (xvi) The Company was not, at the time of the filing of the Initial Registration Statement, and is not an "ineligible issuer"' as defined in Rule 405 under the Act;

          (xvii) None of the Company or any of its subsidiaries is or, upon the consummation of the issuance and sale of the Shares and the application of the


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     proceeds therefrom will be, required to register as an "investment company"
     within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations of the Commission thereunder;

          (xviii) Ernst & Young LLP, who have certified certain consolidated financial statements of the Company and its subsidiaries, are independent public accountants with respect to the Company and its subsidiaries, as required by the Act and the rules and regulations thereunder. The consolidated financial statements of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered thereby, and together with the related schedules and notes, present fairly in all material respects the financial position of the Company and its consolidated subsidiaries at the respective dates indicated and the results of the operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries for the respective periods specified; the selected financial data and the summary financial information included in the Prospectus present fairly in all material respects the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement;

          (xix) Except as set forth or contemplated  in the Pricing  Prospectus,
     (A) the Company and its subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as presently conducted ("Intellectual Property"), except where the failure to own or possess any such Intellectual Property would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (B) neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing that is still outstanding which, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and (C) the Company owns or has obtained licenses for all Intellectual Property described in the Pricing Prospectus as being owned or licensed to the Company, except to the extent that the failure to own any such Intellectual Property or obtain any such license would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

          (xx) Except as set forth or contemplated in the Pricing Prospectus, there is no claim pending or, to the knowledge of the Company, threatened under any Environmental Law (as defined below) against the Company or any of its subsidiaries that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and there are no past or present actions or


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

     conditions which are, individually or in the aggregate, reasonably likely to form the basis of any such claim under existing Environmental Law against the Company or any of its subsidiaries that would, singularly or in the aggregate, reasonably be expected to have a Material Adverse Effect. The term "Environmental Law" means any federal, local or foreign law, regulation, ordinance, order, judgment, decree, permit or rule (including rule of common law) now in effect governing pollution, protection of the environment or injury or property damage arising from the presence of, or actual or alleged exposure to, hazardous or toxic materials, substances or wastes, including but not limited to, asbestos or asbestos-containing materials;

          (xxi) The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks, in each case as in accordance with customary industry practice, except where the failure to maintain such insurance would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

          (xxii) Except as otherwise set forth or contemplated in the Pricing Prospectus, each of the Company and its subsidiaries possesses all material licenses, certificates, authorizations and permits issued by, and has made all declarations and filings with, the appropriate federal, state or foreign regulatory agencies or bodies which are necessary for the ownership of its properties or the conduct of its businesses as presently conducted and as described in the Prospectus, except where the failure to possess or make the same would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and none of the Company or its subsidiaries have received notification of any revocation or modification of any such license, certificate, authorization or permit that would reasonably be expected to have, singularly or in the aggregate, a Material Adverse Effect or have any reason to believe that any such license, certificate, authorization or permit will not be renewed;

          (xxiii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that in all material respects
     (A) transactions are executed in accordance with management's general or specific authorizations, (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (C) access to assets is permitted only in accordance with management's general or specific authorization, and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxiv) The Company is in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002 that are effective and applicable to the Company as of the date hereof and expects to be in compliance with all additional provisions of the Sarbanes-Oxley Act of 2002 that will become


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

     applicable to it, including those provisions relating to internal control over financial reporting, when such provisions become applicable to the Company.

          (xxv) The Shares have been approved for listing on the New York Stock Exchange, Inc. (the "Exchange");

          (xxvi) None of the Company or its subsidiaries has taken or will take, and to the best knowledge of the Company, none of its directors or officers has taken or will take, directly or indirectly, any action in connection with the distribution of the Shares contemplated hereby which is designed to or which constitutes or which might reasonably be expected to cause or result in unlawful stabilization or manipulation of the price of any security of the Company or its subsidiaries in order to facilitate the sale or resale of the Shares;

          (xxvii) The ICE Futures Entities (as defined in 9(e) of this Agreement) are the only Significant Subsidiaries of the Company;

         (b) Each of the Selling Shareholders, severally and not jointly, represents and warrants to, and agrees with, each of the Underwriters and the Company that:

          (i) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required to be obtained by such Selling Shareholder for the sale of the Shares by such Selling Shareholder, or the execution and delivery by such Selling Shareholder of this Agreement, the Power of Attorney (as defined below) and the Custody Agreement hereinafter referred to, other than the Commission declaring the Registration Statement effective (and no representation is made with respect to state securities or Blue Sky laws or NASD review of the offering); such Selling Shareholder has full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder; and each of this Agreement, the Power of Attorney and the Custody Agreement have been duly authorized, executed and delivered by such Selling Shareholder and constitutes a valid and legally binding agreement of such Selling Shareholder, enforceable against such Selling Shareholder in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws affecting creditors' rights and remedies generally and by general equitable principles (whether considered in a proceeding in equity or at law), and except to the extent that rights to indemnity or contribution under this Agreement may be limited by applicable law;

          (ii) The sale of the Shares by such Selling Shareholder hereunder and such Selling Shareholder's compliance with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated for such Selling Shareholder will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, except for breaches, violations or defaults that would not adversely affect such Selling Shareholder's ability to fulfill its obligations under this Agreement, the Power of Attorney or the Custody Agreement in any material respect, nor will such action result in any violation of the provisions of the organizational documents of such Selling Shareholder if such Selling Shareholder is not an individual or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Selling Shareholder or any of such Selling Shareholder's properties;

          (iii)  Immediately  prior to each  Time of  Delivery  (as  defined  in
     Section  4  of  this  Agreement),  the  Selling  Shareholder  will  be  the registered owner of the Shares to be sold by such Selling Shareholder hereunder, free and clear of all Liens, and upon payment for the Shares to be sold by such Selling Shareholders as provided in this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. ("Cede") or such other nominee as may be designated by DTC, registration of such shares in the name of Cede or such other nominee and the crediting of such Shares on the records of DTC to securities accounts of the Underwriters, (i) DTC shall be a "protected purchaser" of such Shares within the meaning of Section 8-303 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (iii) assuming that each Underwriter does not have "notice of an adverse claim" (within the meaning of Section 8-105 of the UCC) to such Shares, no action based on any "adverse claim" (within the meaning of Section 8-102 of the UCC) to such Shares may be asserted against the Underwriters with respect to such security entitlement.

          (iv) Such Selling Shareholder, in its capacity as a Selling Shareholder, has not taken and will not take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company in order to facilitate the sale or resale of the Shares;

          (v) To the extent that any statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein, which information consists solely of the information which relates to such Selling Shareholder set forth in the Registration Statement and Prospectus under the caption "Principal and Selling Shareholders", such Registration Statement, Preliminary Prospectus, the Prospectus and any further amendments or supplements thereto, in each case as of the effective date or date of filing with the Commission, as the case may be, conformed or will conform, as the case may be, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

          (vi) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal
     Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to you prior to or at the First Time of Delivery (as defined in Section 4(a) of this Agreement) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

          (vii) Such Selling Shareholder has duly executed and delivered a Power of Attorney, in the form heretofore furnished to you (the "Power of Attorney"), appointing the persons indicated in Schedule II hereto, and each of them, as such Selling Shareholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in
     Section 2 of this Agreement, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement and the Custody Agreement; and

          (viii) The appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are to the extent stated therein irrevocable; the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, the Shares shall be delivered by or on behalf of the Selling Shareholders in accordance with the terms and conditions of this Agreement and of the Custody Agreement; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian (as defined in the Custody Agreement) or any Attorney-in-Fact or any of them shall have received notice of such death, incapacity, termination, dissolution or other event.

         2. Subject to the terms and conditions herein set forth, (a) the Company and each of the Selling Shareholders agree, severally and not jointly, to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Shareholders, at a purchase price per share of $53.84, the number of Firm Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Shares to be sold by the Company or such Selling Shareholder, as the case may be, as set forth opposite its names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all of the Underwriters from the Company and all of the Selling Shareholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, each of the Selling Shareholders agrees, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from each of the Selling Shareholders, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares set forth opposite such Selling Shareholder's name in Schedule II hereto as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by (x) multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder and (y) multiplying the product by a fraction, the numerator of which is the maximum number of Optional Shares to be sold by such Selling Shareholder set forth opposite the name of such Selling Shareholder in Schedule II hereto and the denominator of which is the maximum number of Optional Shares to be sold by all of the Selling Shareholders hereunder.

         The Selling Shareholders, as and to the extent indicated in Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to 1,200,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm Shares. Any such election to purchase Optional Shares shall be made in proportion to the number of Optional Shares to be sold by each Selling Shareholder as set forth in
Schedule II hereto. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Attorneys-in-Fact, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 of this Agreement) or, unless you and the Attorneys-in-Fact otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) The Shares to be purchased by each Underwriter hereunder in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company and the Selling Shareholders shall be delivered by or on behalf of the Company and the Selling Shareholders to the Representatives, through the facilities of the Depository Trust

Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company and each of the Selling Shareholders, as their interest may appear, to the Representatives at least forty-eight hours in advance. The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on July 21, 2006 or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by the Representatives in the written notice given by them of the Underwriters' election to purchase such Optional Shares, or such other time and date as they and the Selling Shareholders may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

         (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 9 of this Agreement, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 8(m) of this Agreement, will be delivered at the offices of Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Shares will be delivered at such Time of Delivery. A meeting will be held at the Closing Location at 3:00 p.m., New York time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 5, "New York Business Day" shall mean each Monday,
Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

         5. The Company agrees with each of the Underwriters:

         (a) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to provide you with as many signed copies of the Registration Statement and each amendment thereto as you may request; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

         (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation, to subject itself to taxation or to file a general consent to service of process in any jurisdiction;

         (c) As soon as practicable on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare, file with the Commission and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) of the Act) in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

         (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

         (e) During the period beginning from the date of this Agreement and continuing to and including the date that is 90 days after the date of the Prospectus (the initial "Lock-Up Period"), not to (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly any shares of Common Stock of the Company, any securities that are convertible into or exchangeable for shares of Common Stock, or that represent the right to receive, Common Stock or any other securities that are substantially similar to the Shares or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the shares of Common Stock of the Company, whether any such transaction described in clause (i) or
(ii) above is to be settled by delivery of Common Stock of the Company or such other securities, in cash or otherwise, or (iii) file any registration statement with the SEC relating to the offering of any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, without the prior written consent of the Representatives; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension. The Company will provide the Representatives and each shareholder subject to the Lock-Up Period pursuant to the lockup letters described in Section 8(k) with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period. The foregoing shall not apply to (A) the Firm Shares and the Optional Shares; (B) the issuance by the Company of shares of, options for, or rights convertible into, Common Stock pursuant to any of the Company's stock option plans, equity incentive plans or restricted stock plans, each as in effect on the date of this Agreement; (C) the issuance by the Company of shares of Common Stock pursuant to the conversion or exchange of convertible or exchangeable securities outstanding as of the date of this Agreement; (D) the issuance by the Company of shares of Common Stock pursuant to the exercise of options or warrants or the conversion of restricted stock unit awards outstanding as of the date of this Agreement; or (E) the ability of the Company to issue shares of Common Stock to holders of its Class A Common Stock Series 2 upon the exercise of the right of such holders to convert such shares into shares of Common Stock;

         (f) To make generally available to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

         (g) During a period of two years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, except that any reports or communications filed with the Commission and available through the Commission's Electronic Data Gathering, Analysis and Retrieval (EDGAR) system need not be provided, and to deliver to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed;

         (h) To use the net proceeds received by it from the sale by the Company of the Shares pursuant to this Agreement as contemplated in the Prospectus under the caption "Use of Proceeds", provided that the Company may change its plans regarding the use of proceeds as contemplated in the Prospectus;

         (i) Not to (and to use its best efforts to cause its affiliates not to) take, directly or indirectly, any action in connection with the distribution of the Shares contemplated hereby which is designed to or which constitutes or which might reasonably be expected to cause or result in unlawful stabilization or manipulation of the price of any security of the Company or its subsidiaries in order to facilitate the sale or resale of the Shares;

         (j) To use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange (the "Exchange");

         (k) If the Company elects to rely upon Rule 462(b), to file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and at the time of filing, to either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act; and

         (l) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares in accordance with applicable law (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred.

         6. (a) The Company and each of the Selling Shareholders represents and agrees that, without the prior consent of Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, it has not made and will not make any offer relating to the Shares that would constitute a "free writing prospectus" as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, it has not made and will not make any offer relating to the Shares that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated is listed on
Schedule IV(a) hereto;

                  (b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending;

         (c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated and, if requested by Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated expressly for use therein.

         7. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company and each of the Selling Shareholders covenant and agree with one another and with the several Underwriters that:

         (a) The Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses of the Company in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers;
(ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) of this Agreement, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any Blue Sky survey (not to exceed $10,000); (iv) all fees and expenses in connection with listing the Shares on the Exchange; (v) the filing fees incident to, and the reasonable fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged by the Company in connection with the road show presentations, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show; (ix) the Selling Shareholder's share of the fees and expenses of the Attorneys-in-Fact and the Custodian, up to an aggregate amount not to exceed $10,000; and all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section;

                  (b) Such Selling Shareholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Shareholder's obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for such Selling Shareholder, (ii) such Selling Shareholder's pro rata share of the fees and expenses of the Attorneys-in-Fact and the Custodian to the extent such fees in the aggregate exceed $10,000, and (iii) all expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Shareholder to the Underwriters hereunder. In connection with clause (b)(iii) of the preceding sentence, the Representatives agree to pay New York State stock transfer tax, and the Selling Shareholder agrees to reimburse the Representatives for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that the Company shall bear, and the Selling Shareholders shall not be required to pay or to reimburse the Company for, the cost of any other matters not directly relating to the sale and purchase of the Shares pursuant to this Agreement; and

                    (c) Except as provided in subsections (a) and (b) above, and Sections 9, 10 and 12 of this Agreement, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

         8. The respective obligations of the Underwriters, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Shareholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Shareholders shall have performed all of its and their respective obligations hereunder to be performed prior to the Time of Delivery and the following additional conditions:

         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with
Section 6(a) of this Agreement; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period required for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission, and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

         (b) Cleary Gottlieb Steen & Hamilton LLP, counsel for the Underwriters, shall have furnished to you their written opinion or opinions, dated such Time of Delivery, with respect to such matters as you may reasonably request, in form and substance reasonably satisfactory to you, and such counsel shall have received such papers and information as they may request to enable them to pass upon such matters;

         (c) Sullivan & Cromwell LLP, counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex III (a) hereto), dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

          (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own its properties and conduct its business as described in the Prospectus;

          (ii) The Company's Fourth Amended and Restated Certificate of Incorporation authorizes the issuance of up to three hundred million shares of capital stock. All outstanding shares of the Company's Common Stock, including the Shares, have been duly authorized and validly issued and are fully paid and nonassessable;

          (iii) This Agreement has been duly authorized, executed and delivered by the Company;

          (iv) The issuance of the Shares and the sale of the Shares by the Company to the Underwriters pursuant to this Agreement and the performance by the Company of its obligations under this Agreement will not (A) violate the Fourth Amended and Restated Certificate of Incorporation or Bylaws of the Company, (B) result in a default under or breach of the agreements listed on Annex A to such opinion filed as exhibits to the Company's Registration Statement (File No. 333-135060), or (C) violate any Federal law of the United States or law of the State of New York, or the General Corporation Law of the State of Delaware, in each case applicable to the Company; provided, however, that for purposes of this paragraph (iv), such counsel need not express any opinion with respect to Federal or state securities laws, other antifraud laws, fraudulent transfer laws, antitrust and commodities laws or the Employee Retirement Income Security Act of 1974 and related laws, or as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights or to general equity principles, or as to validity or enforceability of this Agreement;

          (v) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Company under the Federal laws of the United States, the laws of the State of New York and the General
     Corporation Law of the State of Delaware for the issuance, sale and delivery of Shares of the Company to the Underwriters have been obtained or made;

          (vi) The Company is not, and after giving effect to the offering and sale of the Shares and the application of proceeds therefrom will not be, an "investment company," as such term is defined in the Investment Company Act of 1940; and

          (vii) In rendering the opinions, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware. Such counsel may also state that they have relied as to certain matters upon information obtained from officers of the Company and its subsidiaries, public officials and other sources believed by such counsel to be responsible.

          Such counsel shall also furnish you with a letter to the effect that, as counsel to the Company, they have reviewed the Registration Statement, the Pricing Prospectus and the Prospectus, participated in discussions with your representatives and those of the Company and its accountants and advised the Company as to the requirements of the Act and the applicable rules and regulations thereunder; between the date of the Prospectus and such Time of Delivery, such counsel participated in further discussions with your representatives and those of the Company and its accountants in which the contents of certain portions of the Prospectus and related matters were discussed and reviewed certificates of certain officers of the Company, an opinion addressed to you from Johnathan H. Short, Esq. and Patrick Davis and letters addressed to you from the Company's independent accountants; on the basis of the information that such counsel gained in the course of the performance of the services referred to above, considered in the light of such counsel's understanding of the applicable law and the experience such counsel have gained through their practice under the Act, they will confirm to you that, in such counsel's opinion, the Registration Statement as of the effective date of the Registration Statement, and the Prospectus as of the date of the Prospectus, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; nothing that came to such counsel's attention in the course of such review has caused such counsel to believe that (i) the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) the Pricing Prospectus, as of the Applicable Time, when considered together with the price to the public for the Shares set forth on the cover of the Prospectus, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) the Prospectus, as of its date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; nothing that came to the attention of such counsel in the course of the procedures described in the second clause of this paragraph has caused such counsel to believe that the Prospectus, as it may be amended or supplemented, as of such Time of Delivery, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such counsel may state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for those made under the captions "Description of Capital Stock" and "Underwriting" in the Prospectus insofar as they purport to describe the provisions of the documents therein described and those made under the caption "Certain United States Tax Consequences to Non-U.S. Holders of Common Stock" in the Prospectus insofar as they relate to provisions of U.S. Federal tax law therein described; and, such counsel need express no opinion or belief as to the financial statements or other financial data derived from accounting records contained in the Registration Statement or the Prospectus.

         (d) Johnathan H. Short, Esq., Senior Vice President and General Counsel, of the Company, shall have furnished to you his written opinion, dated such Time of Delivery, in the form of Annex III (b) hereto that, to the best of such counsel's knowledge and other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any of the properties or assets of the Company or any of its subsidiaries is the subject which would reasonably be expected to have, singularly or in the aggregate, a Material Adverse Effect; and, to the best of such counsel's knowledge and other than as set forth or contemplated in the Prospectus, no such proceedings are threatened by governmental authorities or by others.

         (e) Patrick Davis, counsel for ICE Futures, shall have furnished to you his written opinion (a draft of such opinion is attached as Annex III(c) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that, (i) IntercontinentalExchange Holdings and ICE Futures (each, an "ICE Futures Entity") are duly incorporated in accordance with the laws of England and Wales, (ii) ICE Futures is currently an unlimited company without a share capital with its sole member being ICE Futures Holdings Plc, (iii) ICE Futures Holdings Plc has an authorized share capital of
GBP(pound)100,050,000.00, divided into 500,000,000 ordinary shares of GBP(pound)0.20, and 50,000 redeemable shares of GBP(pound)1.00 each and has validly issued 11,450,319 ordinary shares of GBP(pound)0.20 each, which are held by IntercontinentalExchange Holdings and no other shares have been issued or are outstanding, and (iv) IntercontinentalExchange Holdings has a nominal share capital of GBP(pound)50,003.00, divided into 50,003 shares of GBP(pound)1.00 each and has validly issued all of these shares, which are held by

IntercontinentalExchange International Inc. and no other shares have been issued or are outstanding.

         (f) The respective counsel for each of the Selling Shareholders, as indicated in Schedule II hereto, each shall have furnished to you their written opinion with respect to each of the Selling Shareholders for whom they are acting as counsel (a draft of each such opinion is attached as Annex III(d) hereto), dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

          (i) A Power of Attorney and a Custody Agreement have been duly authorized, executed and delivered by such Selling Shareholder and constitute valid and legally binding agreements of such Selling Shareholder;

          (ii) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder; and the sale of the Shares to be sold by such Selling Shareholder hereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Power of Attorney and the Custody Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the organizational documents of such Selling Shareholder if such Selling Shareholder is not an individual or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Shareholder or any of such Selling Shareholder's properties;

          (iii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the sale of the Shares to be sold by such Selling Shareholder, the execution and delivery of this Agreement, the Power of Attorney, the Custody Agreement hereinafter referred to, such Selling Shareholder has full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by such Selling Shareholder hereunder, except the registration under the Act of the Shares and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or by the rules and regulations of the NASD in connection with the purchase and distribution of the Shares by the Underwriters;

          (iv) Immediately prior to the First Time of Delivery such Selling Shareholder has good and valid title to the Shares to be sold at the First Time of Delivery by such Selling Shareholder under this Agreement, free and clear of all Liens (such counsel may rely upon a certificate of such Selling Shareholder in respect of matters of fact as to ownership of, and liens, encumbrances, equities or claims on, the Shares sold by such Selling Shareholder); and

          (v) Immediately prior to each Time of Delivery (as defined in Section 5 of this Agreement), the Selling Shareholder will be the registered owner of the Shares to be sold by such Selling Shareholder hereunder, free and clear of all Liens, and upon payment for the Shares to be sold by such Selling Shareholders as provided in this Agreement, delivery of such Shares, as directed by the Underwriters, to Cede & Co. ("Cede") or such other nominee as may be designated by DTC, registration of such shares in the name of Cede or such other nominee and the crediting of such Shares on the records of DTC to securities accounts of the Underwriters, (i) DTC shall be a "protected purchaser" of such Shares within the meaning of
     Section 8-303 of the UCC, (ii) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Shares and (iii) assuming that each Underwriter does not have "notice of an adverse claim" (within the meaning of Section 8-105 of the UCC) to such Shares, no action based on any "adverse claim" (within the meaning of Section 8-102 of the UCC) to such Shares may be asserted against the Underwriters with respect to such security entitlement.

         (g) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex II hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

         (h) Otherwise than as set forth or contemplated in the Prospectus, (i) neither the Company nor any of its subsidiaries shall have, since the date of the latest audited financial statements included in the Prospectus, sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; or incurred any material liability or obligation, direct or contingent, or entered into any material transaction not in the ordinary course of business; and (ii) since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock, short-term debt or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, business, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

         (i) On or after the Applicable Time, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities or a material disruption in commercial banking or securities settlement, payment or clearance services in the United States; (iv) any outbreak or escalation of hostilities or any declaration by the United States of a national emergency or war; (v) no downgrading shall have occurred in the rating accorded the Company's preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act; (vi) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of the Company's preferred stock; or (vii) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (vii), singularly or together with any other such event, in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

         (j) The Shares to be sold at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange;

         (k) The "lockup" agreements, each either (i) substantially in the form of Annex IV hereto, if between you and the Selling Shareholders, or (ii) substantially in the form of Annex V hereto, if between you and the officers and directors of the Company, in each case relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date of this Agreement, shall be in full force and effect on the Closing Date;

         (l) The Company shall have complied with the provisions of Section 5(c) of this Agreement with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

         (m) The Company and the Selling Shareholders shall have furnished or caused to be furnished to you at such Time of Delivery (i) certificates of officers of the Company and the Selling Shareholders, respectively, reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Shareholders, respectively, herein at and as of such Time of Delivery, as to the incumbency of such officers, as to the performance by the Company and the Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (h) of this Section and as to such other matters as you may reasonably request and (ii) such documents as you may reasonably request with respect to the due incorporation or formation and good standing of the Company and its subsidiaries and the due authorization and issuance of the Firm Shares and the Optional Shares; and

         (n) The Underwriters shall have received a certificate of good standing dated within one month of the Closing Date from the Financial Services Authority relating to the organization, existence and good standing of ICE Futures.

         9. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus or any "issuer information" filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein.

         (b) Each of the Selling Shareholders severally and not jointly will indemnify and hold harmless the Company and each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such indemnified party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein; and will reimburse the Company and each Underwriter for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the liability of such Selling Shareholder pursuant to this Section 9 shall not exceed the product of the number of Shares sold by such Selling Shareholder and the initial public offering price of the Shares as set forth in the Prospectus.

         (c) Each Underwriter will indemnify and hold harmless the Company and each Selling Shareholder, as the case may be, against any losses, claims, damages or liabilities to which such indemnified party, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Pricing Prospectus or the Prospectus, or any such amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and each Selling Shareholder, as the case may be, for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim as such expenses are incurred.

         (d) Promptly  after receipt by an  indemnified  party under  subsection
(a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection (except to the extent that the indemnifying party is materially prejudiced or otherwise forfeits rights or defenses by reason of such failure). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or
(ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended or who are affiliates of any Underwriter within the meaning of Rule 405 under the Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by the Representatives. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders and such control persons of any Selling Shareholders, such firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Shareholders under the Powers of Attorney. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, which shall not be unreasonably withheld, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by each of the Company, the Selling Shareholders and the Underwriters shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders, the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus, bear to the sum of the total proceeds from the sale of the Shares (before deducting expenses) in the offering. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders on the one hand or the Underwriters on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection
(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public, exceeds the amount of any damages which such Underwriter, have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. The Selling Shareholder's obligations in this Section 9(e) to contribute are several in proportion to the amount being sold and not joint and no Selling Shareholder shall be required to contribute an amount greater than it would have been required to indemnify under this Agreement.

         (f) The obligations of the Company and the Selling Shareholders under this Section 9 shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any and each person, if any, who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

         10. (a) If any Underwriter shall default in its obligation to purchase the Shares that it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company and the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such Shares, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such Shares, you or the Company and the Selling Shareholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

         (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and the Selling Shareholders to sell the Optional
Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Shareholders, except for the expenses to be borne by the Company and the Selling Shareholders and the Underwriters as provided in Section 8 of this Agreement and the indemnity and contribution agreements in Section 11 of this Agreement; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         11. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter, the Company or any of the Selling Shareholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Shareholder and shall survive delivery of and payment for the Shares.

         12. If this Agreement shall be terminated pursuant to Section 10 of this Agreement, neither the Company nor the Selling Shareholders shall then be under any liability to any Underwriter except as provided in Sections 7, 9 and 10 of this Agreement; but, if for any other reason, any Shares are not delivered by or on behalf of the Company and the Selling Shareholders as provided herein, the Company and each of the Selling Shareholders pro rata (based on the number of Shares to be sold by the Company and the Selling Shareholders hereunder), will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company and the Selling Shareholders shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 7, 9 and 10 of this Agreement.

         13. (a) In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly as the Representatives; and in all dealings with any Selling Shareholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Shareholder made or given by any or all of the Attorneys-in-Fact for such Selling Shareholder.

         (b) All statements, requests, notices and agreements hereunder shall be in writing and effective only upon receipt, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives in care of (i) Morgan Stanley & Co Incorporated, 1585 Broadway, New York, New York 10036, Attention: Equity Capital Markets Syndicate Desk and
(ii) Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention:
Registration Department; if to any Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Shareholders at its address set forth in Schedule II hereto and if to the Company shall be delivered or sent by mail to the address of the Company set forth in the Registration Statement, Attention: General Counsel; provided, however, that any notice to an Underwriter pursuant to Section 9(d) of this Agreement shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Shareholder by you upon request; provided, however, that notices under subsection 5(e) shall be in writing and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives at Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attention: Global Capital Markets Syndicate Desk and Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention:
Control Room and if to any Selling Shareholder shall be delivered or sent by mail or facsimile transmission to such Selling Shareholder at its address set forth on Schedule III hereto. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholders and, to the extent provided in Sections 9 and 11 of this Agreement, the officers and directors of the Company (including any and each person, if any, who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and each person who controls the Company, any Selling Shareholder, any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         15. (a) This Agreement, together with any contemporaneous written agreements and any prior written agreements (to the extent not superseded by this Agreement) that relate to the offering of the Shares, represents the entire agreement between the Company and the Underwriters with respect to the preparation of the Prospectus, the conduct of the offering, and the purchase and sale of the Shares.

         (b) The Company acknowledges that in connection with the offering of the Shares: (i) the Underwriters have acted at arms length, are not agents of, and owe no fiduciary duties to, the Company or any other person, (ii) the Underwriters owe the Company only those duties and obligations set forth in this Agreement and (iii) the Underwriters may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Underwriters arising from an alleged breach of fiduciary duty in connection with the offering of the Shares

         16. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         17. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us eight counterparts of this Agreement, and upon the acceptance of this

Agreement by you, on behalf of each of the Underwriters, this letter and such acceptance of this Agreement shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Shareholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Shareholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

         Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power-of-Attorney which authorizes such Attorney-in-Fact to take such action.


                                            Very truly yours,

                                            IntercontinentalExchange, Inc.


                                            By: /s/ RICHARD V. SPENCER
                                                ------------------------------
                                                Name: Richard V. Spencer
                                                Title: Senior Vice President,
                                                       Chief Financial Officer

                                            The Selling Shareholders set forth
                                            in Schedule II to this Agreement.


                                            By: /s/ RICHARD V. SPENCER
                                                ------------------------------
                                                Name: Richard V. Spencer
                                                Title: Attorney-in-Fact
                                            As Attorney-in-Fact acting on
                                            behalf of each of the Selling
                                            Shareholders named in Schedule II
                                            to this Agreement.

Accepted as of the date of this Agreement:
Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated


By: /s/ GOLDMAN, SACHS & CO
    ----------------------------------
         (Goldman, Sachs & Co.)


By: /s/ JOHN TYREE
    ----------------------------------
    Morgan Stanley & Co. Incorporated


On behalf of each of the Underwriters

SCHEDULE I

                                                                           Number of Optional
                                                                           Shares to be
                                                    Total Number of        Purchased if
                                                    Firm Shares            Maximum Option
Underwriter                                         To be Purchased        Exercised
-----------                                         ---------------        -----------------
Goldman, Sachs & Co.......................................2,758,000                413,700
Morgan Stanley & Co. Incorporated.........................2,758,000                413,700
UBS Securities LLC.........................................709,200                 106,380
William Blair & Company, L.L.C. ...........................709,200                 106,380
Sandler O'Neill & Partners, L.P. ..........................709,200                 106,380
SG Americas Securities, LLC................................236,400                 35,460
Susquehanna Financial Group, LLLP..........................120,000                 18,000
           Total..........................................8,000,000               1,200,000

SCHEDULE II


                                                                                       NUMBER OF
                                                                                       OPTIONAL SHARES
                                                                   TOTAL NUMBER OF     TO BE SOLD IF
                                                                   FIRM SHARES TO BE   MAXIMUM OPTION
                                                                   SOLD                EXERCISED
                                                                   -----------------   ---------------
IntercontinentalExchange, Inc................................... ...        25,000                 0

The Selling Shareholders*:
Morgan Stanley Capital Group Inc....................................     1,766,469           330,422
The Goldman Sachs Group, Inc........................................     1,759,925           329,198
Total Investments USA Inc...........................................     1,233,372           230,705
BP Foundation, Incorporated ........................................     1,139,675                 0
Societe Generale Financial Corporation..............................       785,829           146,991
S T Exchange Inc. ..................................................       420,000                 0
AEP Investments, Inc................................................       237,210            44,370
Mirant Energy Trading, LLC .........................................       223,171            41,745
Duke Energy Trading Exchange, LLC ..................................       213,256            39,890
El Paso Merchant Energy North America Company.......................       196,093            36,679
                                                                     -------------       ------------
     Total..........................................................     8,000,000         1,200,000

* Each Selling Shareholder has appointed Jeffrey C. Sprecher and Richard V.
  Spencer, and each of them, as the attorneys-in-fact for such Selling
  Shareholder.

SCHEDULE III

                       [signatures of lock-up agreements]


Morgan Stanley Capital Group Inc.
The Goldman Sachs Group, Inc.
Total Investments USA Inc.
BP Products North America Inc.
BP Foundation, Incorporated
Societe Generale Financial Corporation
S T Exchange Inc.
AEP Investments, Inc.
Mirant Energy Trading, LLC
Duke Energy Trading Exchange, LLC
El Paso Merchant Energy North America Company
Jeffrey C. Sprecher
Charles A. Vice
Richard V. Spencer
David S. Goone
Edwin D. Marcial
David J. Peniket
Johnathan H. Short
Vincent Tese
Jean-Marc Forneri
Robert P. Reid
Charles R. Crisp
Frederic V. Salerno
Judith A. Sprieser
Richard L. Sandor

                                   SCHEDULE IV


(A) ISSUER FREE WRITING PROSPECTUSES:

None.

(B) ADDITIONAL DOCUMENTS INCORPORATED BY REFERENCE:

None.

                                                                       ANNEX II

                             FORM OF COMFORT LETTER

Ladies and Gentlemen:

We have audited the consolidated balance sheets of IntercontinentalExchange, Inc. and subsidiaries (the "Company") as of December 31, 2005 and 2004, and the consolidated statements of income, changes in shareholders' equity, comprehensive income, and cash flows for each of the three years in the period ended December 31, 2004, and the related schedule, all included in the Registration Statement (No. 333-135060) on Form S-1 filed by the Company under the Securities Act of 1933 (the "Act"); our report with respect thereto also is included in such Registration Statement, as amended as of July , 2006, herein referred to as the "Registration Statement."

In connection with the Registration Statement:

1. We are an independent registered public accounting firm with respect to the Company within the meaning of the Act and the applicable rules and regulations thereunder adopted by the Securities and Exchange Commission ("SEC") and the Public Company Accounting Oversight Board (United States) ("PCAOB").

2. In our opinion, the consolidated financial statements and financial statement schedule audited by us and included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the SEC.

3. We have not audited any financial statements of the Company as of any date or for any period subsequent to December 31, 2005. The purpose (and therefore the scope) of our audit for the year ended December 31, 2005 was to enable us to express our opinion on the consolidated financial statements at December 31, 2005 and for the year then ended, but not on the financial statements for any interim period within such year. Therefore, we are unable to express and do not express an opinion on: the unaudited condensed consolidated balance sheet at March 31, 2006; the unaudited condensed consolidated statements of income, changes in shareholders' equity, comprehensive income, and cash flows for the three-month periods ended March 31, 2006 and 2005, included or incorporated by reference in the Registration Statement; or the financial position, results of operations, or cash flows as of any date or for any period subsequent to December 31, 2005.

4. For purposes of this letter, we have read the 2006 minutes of meetings of the shareholders and the Board of Directors, the audit committee, the compensation committee, and the nominating and corporate governance committee of the Company and its subsidiaries as set forth in the minute books through July 12, 2006, officials of the Company having advised us that the minutes of all such meetings through that date were set forth therein, except for the meetings of the Board of Directors held on May 11, 2006 and June 1, 2006, the audit committee held on May 10, 2006, the compensation committee held on May 11, 2006, and the nominating and corporate governance committee held on June 20, 2006, for which minutes have not been prepared. With respect to the meetings held on May 10, 2006, May 11, 2006, June 1, 2006, and June 20, 2006, we have obtained from the Secretary summaries of the topics discussed at such meetings. We also have carried out other procedures to July 12, 2006 as follows (our work did not extend to the period from July 13, 2006 to July 17, 2006 inclusive):

a. With respect to the three-month periods ended March 31, 2006 and 2005, we have:

(i) performed the procedures specified by the PCAOB for a review of interim financial information as described in AU 722, Interim Financial Information, on the unaudited condensed consolidated balance sheet at March 31, 2006 and the unaudited condensed consolidated statements of income, changes in shareholders' equity, comprehensive income, and cash flows for the three-month periods ended March 31, 2006 and 2005, included in the Registration Statement; and

(ii) inquired of certain officials of the Company who have responsibility for financial and accounting matters as to whether the unaudited condensed consolidated financial statements referred to under paragraph 4.a.(i) comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the SEC.

b.   With respect to the period from April 1, 2006 to May 31, 2006, we have:

(i) read the unaudited consolidated financial statements for April and May of both 2006 and 2005 furnished to us by the Company, officials of the Company having advised us that no such financial statements as of any date or for any period subsequent to May 31, 2006 were available; and

(ii) inquired of certain officials of the Company who have responsibility for financial and accounting matters as to whether the unaudited consolidated financial statements referred to under paragraph 4.b.(i) are stated on a basis substantially consistent with that of the audited consolidated financial statements included in the Registration Statement.

     The foregoing procedures do not constitute an audit conducted in accordance with the standards of the PCAOB. Also, they would not necessarily reveal matters of significance with respect to the comments in the following paragraph. Accordingly, we make no representations as to the sufficiency of the foregoing procedures for your purposes.

5. Nothing came to our attention as a result of the foregoing procedures that caused us to believe that:

a. any material modifications should be made to the unaudited condensed consolidated financial statements described in paragraph 4.a.(i) above, included in the Registration Statement, for them to be in conformity with U.S. generally accepted accounting principles;

b. the unaudited condensed financial statements described in paragraph 4.a.(i) above do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related rules and regulations adopted by the SEC; or

c. (i) at May 31, 2006, there was any change in the capital stock, increase in long-term debt or decrease in consolidated net current assets or shareholders' equity of the consolidated companies as compared with the amounts shown in the March 31, 2006 unaudited condensed consolidated balance sheet included in the Registration Statement; or (ii) for the period from April 1, 2006 to May 31, 2006 there was any decrease, as compared with the corresponding period in the preceding year, in consolidated net revenues or in the total or per-share amounts of consolidated net income and consolidated net income available to common shareholders, except in all instances for changes, increases, or decreases that the Registration Statement discloses have occurred or may occur.

6. As mentioned under paragraph 4.b. above, Company officials have advised us that no consolidated financial statements as of any date or for any period subsequent to May 31, 2006 are available; accordingly, the procedures carried out by us with respect to changes in financial statement items after May 31, 2006 have, of necessity, been even more limited than those with respect to the periods referred to in paragraph 4. above. We have inquired of certain officials of the Company who have responsibility for financial and accounting matters as to whether: (i) at July 12, 2006 there was any change in the capital stock, increase in long-term debt or any decreases in consolidated net current assets or shareholders' equity of the Company as compared with the amounts shown on the March 31, 2006 unaudited condensed consolidated balance sheet included in the Registration
     Statement, or (ii) for the period from April 1, 2006 to July 12, 2006, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net revenues or in the total or per-share amounts of consolidated net income and consolidated net income available to common shareholders. On the basis of these inquiries and our reading of the minutes as described in paragraph 4. above, nothing came to our attention that caused us to believe that there was any such change, increase, or decrease, except in all instances for changes, increases, or decreases that the Registration Statement discloses have occurred or may occur.

7. At your request, we have also read the items identified by you on the attached copy of the Registration Statement, and have performed the following procedures, which were applied as indicated with respect to the symbols explained below. Certain dollar amounts and percentages included in the Registration Statement have been rounded or truncated as deemed appropriate by the Company. In all instances where we noted agreement of dollar and other amounts or ratios, such agreement is after giving consideration to such rounding or truncating.

A. Compared the dollar amounts to the amounts in the audited consolidated financial statements described in the introductory paragraph of this letter, or for prior years, included in the Company's audited financial statements for the years 2002 or 2001, or to amounts in the unaudited condensed consolidated financial statements described in paragraph 3. above, to the extent such amounts are included in or can be derived from such statements and found them to be in agreement.

B. Compared the dollar and other amounts not derived directly from audited or unaudited consolidated financial statements to amounts in the Company's accounting records to the extent such amounts could be so compared directly and found them to be in agreement.

C. Compared the dollar and other amounts not derived directly from audited or unaudited consolidated financial statements, or that could not be compared directly to the Company's accounting records, to amounts in analyses prepared by the Company from its accounting records and found them to be in agreement.

D. Proved the arithmetic accuracy of the percentages or amounts based on the data in the above-mentioned financial statements, accounting records, and analyses.

We compared the executive compensation information with the requirements of Item 402 of Regulation S-K. We also inquired of certain officials of the Company who have responsibility for financial and accounting matters with respect to whether the executive compensation information conforms in all material respects with the disclosure requirements of Item 402 of Regulation S-K. Nothing came to our attention that caused us to believe that this information does not conform in all material respects with the disclosure requirements of Item 402 of Regulation S-K. We make no legal representations as to questions of legal interpretation regarding the completeness or appropriateness of the Company's determination of what constitutes executive compensation for purposes of the SEC disclosure requirements on executive compensation.

We make no comment as to the appropriateness or completeness of the Company's determination of the Regulation S-K requirements for quantitiative and qualitative disclosures about market risks nor with respect to the reasonableness of the assumptions underlying the disclosures.

We make no representation as to whether the transaction will take place or the number of shares to be sold in the transaction.

We compared the information included under the heading "Selected Financial Data" with the requirements of Item 301 of Regulation S-K. We also inquired of certain officials of the Company who have responsibility for financial and accounting matters whether this information conforms in all material respects with the disclosure requirements of Item 301 of Regulation S-K. Nothing came to our attention as a result of the foregoing procedures that caused us to believe that this information does not conform in all material respects with the disclosure requirements of Item 301 of Regulation S-K.

8. Our audits of the consolidated financial statements for the periods referred in to in the introductory paragraph of this letter were comprised of audit tests and procedures deemed necessary for the purpose of expressing an opinion on such financial statements taken as a whole. For neither the periods referred to therein nor any other period did we perform audit tests for the purpose of expressing an opinion on individual balances of accounts of summaries of selected transactions such as those enumerated above and, accordingly, we do not express an opinion thereon.

9. It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in paragraph 7. above; also, such procedures would not necessarily reveal any material misstatement of the information identified in paragraph 7. above. Further, we have addressed ourselves solely to the foregoing data as set forth in the Registration Statement and make no representations as to the adequacy of disclosure or as to whether any material facts have been omitted.

10. This letter is solely for the information of the addressee and to assist the underwriters in conducting and documenting their investigation of the affairs of the Company in connection with the offering of the securities covered by the Registration Statement, and is not to be used, circulated, quoted or otherwise referred to within or without the underwriting group for any other purpose, including, but not limited to, the registration, purchase, or sale of securities, nor is it to be filed with or referred to in whole or in part in the Registration Statement or any other document, except that reference may be made to it in the underwriting agreement or any list of closing documents pertaining to the offering of the securities covered by the Registration Statement.

                                          Very truly yours,

ANNEX III


FORM OF OPINIONS

ANNEX IV

FORM OF SELLING SHAREHOLDER LOCK UP LETTER


                         IntercontinentalExchange, Inc.

                           Secondary Lock-Up Agreement


                                 ________, 2006



         Re:  IntercontinentalExchange, Inc. - Secondary Lock-Up Agreement

Ladies and Gentlemen:

         The undersigned understands that Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, or such other investment banks as the Company may select, as representatives (the "Representatives"), propose to enter into an Underwriting Agreement (the "Underwriting Agreement") on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the "Underwriters"), with IntercontinentalExchange, Inc., a Delaware corporation (the "Company"), providing for a public offering (the "Public Offering") of shares of Common Stock, par value $0.01 per share, of the Company (the "Shares") pursuant to a Registration Statement on Form S-1 (the "Registration Statement") to be filed with the Securities and Exchange Commission (the "SEC"). Common stock, at any time means all shares of the Company's common stock issued and outstanding at such time, including all Class A Common Stock, Series 1 and all Class A Common Stock, Series 2 then outstanding and shares of common stock into which all such Class A Common Stock, Series 1 and Class A Common Stock, Series 2 may be convertible pursuant to the Fourth Amended and Restated Certificate of Incorporation or is then issued and outstanding (collectively, "Common Stock").

         In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period specified below (the "Lock-Up Period"), the undersigned or any of its respective affiliates will not (1) offer, sell, contract to sell, pledge, hypothecate, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, make any short sale or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, any options, rights or warrants to purchase any shares of Common Stock or any securities convertible into, exercisable or exchangeable for or that represent the right to receive shares of Common Stock, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively, the "Undersigned's Shares") or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Undersigned's Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (3) file or cause the Company to file any registration statement with the SEC relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock. The foregoing sentence shall not apply to the Registration Statement or the sale of any shares to the Underwriters pursuant to the Underwriting Agreement or an amount up to ten percent (10%) of the Undersigned's Shares as of May 22, 2006, which may be sold by the undersigned during a period beginning on May 22, 2006 and extending through a date to be specified in writing by the Company, on behalf of the Representatives to the undersigned.

         The foregoing restrictions are expressly agreed to preclude the undersigned or any of its respective affiliates from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned's Shares even if such shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned's Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such shares.

         Notwithstanding anything herein to the contrary, the undersigned and its respective affiliates may engage in brokerage, investment advisory, investment company, financial advisory, principal investing, anti-raid advisory, merger advisory, financing, asset management, trading, market making, arbitrage and other similar activities conducted in the ordinary course of its and its affiliates' business and any hedging or other transactions incidental thereto; provided, however, that the undersigned's investment of _________ shares in the Company, as such investment (as a capital investment and not as a result of the financial services activities of the undersigned or its affiliates described above in this paragraph) may be increased or reduced in accordance with the provisions of this Lock-Up Agreement and whether held by the undersigned or any of its affiliates, shall be subject to the restrictions of this Lock-Up Agreement.

         Notwithstanding   anything  to  the  contrary   contained  herein,  the
undersigned or any of its respective affiliates may (A) transfer the Undersigned's Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) with the prior written consent of the Representatives on behalf of the Underwriters and (B) exercise any options or other rights granted pursuant to the Company's 2000 Stock Option Plan, the Company's 2003 Restricted Stock Deferral Plan for Outside Directors, the Company's 2004 Restricted Stock Plan, or the Company's 2005 Equity Incentive Plan (collectively, the "Benefit Plans"), or convert or exchange any convertible or exchangeable securities outstanding on the date hereof; provided that in the case of any transfer or distribution pursuant to the foregoing no filing by any party (donor, donee, transferor or transferee) under Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Lock-Up Period). For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Agreement, that no filing under Section 16(a) of the Exchange Act, shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Lock-Up Period) and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. As of the date hereof, the undersigned has good and marketable title to the Undersigned's Shares, free and clear of all liens, encumbrances and claims whatsoever. In addition, the undersigned agrees that, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Undersigned's Shares except in compliance with the foregoing restrictions.

         The initial Lock-Up Period will commence on the earlier of May 22, 2006 or the date that the Registration Statement is filed with the SEC and continue for 90 days after the date of the final prospectus covering the Public Offering; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives, on behalf of the Underwriters, waive, in writing, such extension.

         The undersigned hereby acknowledges that the Company has agreed in the Underwriting Agreement to provide written notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph to the undersigned (in accordance with Section 5(e) of the Underwriting Agreement) and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired.

         The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. If the filing of the Registration Statement does not occur on or before June 16, 2006 or the Registration Statement is not declared effective by the SEC on or before July 10, 2006, this Lock-Up Agreement shall terminate. Any Public Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.


                                            Very truly yours,


                                            ------------------------------------
                                            Exact Name of Shareholder


                                            ------------------------------------
                                            Authorized Signature


                                            ------------------------------------
                                            Title

ANNEX V

FORM OF OFFICER AND DIRECTOR LOCK UP LETTER


                         IntercontinentalExchange, Inc.

                           Secondary Lock-Up Agreement


[                   ], 2006

Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
As representatives of the several Underwriters named in Schedule I hereto (the
"Representatives"),
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004
and
Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036


         Re:  IntercontinentalExchange, Inc. - Secondary Lock-Up Agreement

Ladies and Gentlemen:

         The undersigned understands that Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, as representatives (the "Representatives"), propose to enter into an Underwriting Agreement (the "Underwriting Agreement") on behalf of the several Underwriters named in Schedule I to such agreement (collectively, the "Underwriters"), with IntercontinentalExchange, Inc., a Delaware corporation (the "Company"), providing for a public offering (the "Public Offering") of shares of Common Stock, par value $0.01 per share, of the Company (the "Shares") pursuant to a Registration Statement on Form S-1 (File No. 333- 135060) filed with the Securities and Exchange Commission (the "SEC"). Common stock, at any time means all shares of the Company's common stock issued and outstanding at such time, including all the Class A Common Stock, Series 2 then outstanding and shares of common stock into which all such Class A Common Stock, Series 2 may be convertible pursuant to the Fourth Amended and Restated Certificate of Incorporation or is then issued and outstanding (collectively, "Common Stock").

         In consideration of the agreement by the Underwriters to offer and sell the Shares, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period specified below (the "Lock-Up Period"), the undersigned will not (1) offer, sell, contract to sell, pledge, hypothecate, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, make any short sale or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, any options, rights or warrants to purchase any shares of Common Stock or any securities convertible into, exercisable or exchangeable for or that represent the right to receive shares of Common Stock, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (collectively, the "Undersigned's Shares") or
(2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Undersigned's Shares, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (3) file or cause the Company to file any registration statement with the SEC relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock. The foregoing sentence shall not apply to the sale of any shares to the Underwriters pursuant to the Underwriting Agreement.

         The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned's Shares even if such shares would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned's Shares or with respect to any security that includes, relates to, or derives any significant part of its value from such shares.

         Notwithstanding anything to the contrary contained herein, the undersigned may (A) transfer the Undersigned's Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) with the prior written consent of the Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated on behalf of the Underwriters
(B) transfer the Undersigned's Shares pursuant to a plan complying with Rule 10b5-1 under the Exchange Act that has been entered into prior to the date hereof or, in the case of any director, is entered into after the date hereof and (C) exercise any options or other rights granted pursuant to the Company's 2000 Stock Option Plan, the Company's 2003 Restricted Stock Deferral Plan for Outside Directors, the Company's 2004 Restricted Stock Plan, or the Company's 2005 Equity Incentive Plan (collectively, the "Benefit Plans"), or convert or exchange any convertible or exchangeable securities outstanding on the date hereof; provided that in the case of any transfer or distribution pursuant to the foregoing no filing by any party (donor, donee, transferor or transferee) under Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Lock-Up Period). For purposes of this Lock-Up Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if


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

the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Agreement, that no filing under Section 16(a) of the Exchange Act, shall be required or shall be made voluntarily in connection with such transfer or distribution (other than a filing on a Form 5 made after the expiration of the Lock-Up Period) and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value. As of the date hereof, the undersigned has good and marketable title to the Undersigned's Shares, free and clear of all liens, encumbrances and claims whatsoever. In addition, the undersigned agrees that, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the Undersigned's Shares except in compliance with the foregoing restrictions.

         The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue for 90 days after the date of the final prospectus covering the Public Offering; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of the release of the earnings results or the announcement of the material news or material event, as applicable, unless Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated, on behalf of the Underwriters, waive, in writing, such extension.

         The undersigned hereby acknowledges that the Company has agreed in the Underwriting Agreement to provide written notice of any event that would result in an extension of the Lock-Up Period pursuant to the previous paragraph to the undersigned (in accordance with Section 5(e) of the Underwriting Agreement) and agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned hereby further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless it has received written confirmation from the Company that the Lock-Up Period (as such may have been extended pursuant to the previous paragraph) has expired.

         The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. If the closing of the Public Offering does not occur on or before August 11, 2006, this Lock-Up Agreement shall terminate. Any Public Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.



                                            Very truly yours,


                                            ------------------------------------
                                            Exact Name


                                            ------------------------------------
                                            Authorized Signature


                                            ------------------------------------
                                            Title






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